Financial instruments - market and other risks	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Financial instruments - market and other risks
Financial instruments - market and other risks
Carrying amounts and fair values
The following table shows the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. It does not include fair value information for financial assets and financial liabilities not measured at fair value if the carrying amount is a reasonable approximation of fair value, such as trade and other receivables and payables.

		Carrying amount			Fair value
	Hedging instruments	Loans and receivables	Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
December 31, 2016
Financial assets not measured at fair value
Non-current receivables (Note 10)	—	183,914	—	183,914	—	—	178,216	178,216
Trade and other receivables * (Note 11)	—	145,193	—	145,193	—	—	—	—
Cash and cash equivalents (Note 12)	—	206,689	—	206,689	—	—	—	—
	—	535,796	—	535,796

Financial liabilities not measured at fair value
Secured bank loans (Note 15)		—	1,085,562	1,085,562	—	1,092,023	—	1,092,023
Unsecured bank loans (Note 15)		—	—	—	—	—	—	—
Trade and other payables * (Note 17)		—	56,113	56,113	—	—	—	—
Advances received on contracts (Note 17)		—	533	533	—	—	—	—
		—	1,142,208	1,142,208

		Carrying amount			Fair value
	Hedging instruments	Loans and receivables	Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
December 31, 2017
Financial assets measured at fair value
Forward exchange contracts	467	—	—	467	—	467	—	467
	467	—	—	467
Financial assets not measured at fair value
Non-current receivables (Note 10)	—	160,352	—	160,352	—	—	128,427	128,427
Trade and other receivables * (Note 11)	—	112,000	—	112,000	—	—	—	—
Cash and cash equivalents (Note 12)	—	143,648	—	143,648	—	—	—	—
	—	416,000	—	416,000

Financial liabilities not measured at fair value
Secured bank loans (Note 15)	—	—	701,091	701,091	—	706,056	—	706,056
Unsecured bank loans (Note 15)	—	—	—	—	—	—	—	—
Unsecured notes (Note 15)	—	—	147,619	147,619	149,630	—	—	149,630
Unsecured other borrowings (Note 15)	—	—	50,010	50,010	—	—	—	—
Trade and other payables * (Note 17)	—	—	51,335	51,335	—	—	—	—
Advances received on contracts (Note 17)	—	—	539	539	—	—	—	—
	—	—	950,594	950,594

* Deferred charges (see Note 11) and deferred income (see Note 17), which are not financial assets (liabilities) are not included.
Measurement of fair values
Valuation techniques and significant unobservable inputs
Level 1 fair value was determined based on the actual trading of the unsecured notes, due in 2022, and the trading price on December 31, 2017. The following tables show the valuation techniques used in measuring Level 1, Level 2 and Level 3 fair values, as well as the significant unobservable inputs used.

Financial instruments measured at fair value

Type	Valuation Techniques	Significant unobservable inputs

Forward exchange contracts
Forward pricing: the fair value is determined using quoted forward exchange rates at the reporting date and present value calculations based on high credit quality yield curve in the respective currencies.
Not applicable

Financial instruments not measured at fair value

Type	Valuation Techniques	Significant unobservable inputs
Non-current receivables (consisting of shareholders' loans)	Discounted cash flow	Discount rate
Other financial liabilities (consisting of secured and unsecured bank loans)	Discounted cash flow	Discount rate
Other financial notes (consisting of unsecured notes)		Not applicable

Transfers between Level 1, 2 and 3
There were no transfers between these levels in 2016 and 2017.
Financial risk management
In the course of its normal business, the Group is exposed to the following risks:

•	Credit risk

•	Liquidity risk

•	Market risk (Tanker market risk, interest rate risk and currency risk)
The Company's Board of Directors has overall responsibility for the establishment and oversight of the Group's risk management framework. The Board of Directors has established the Audit and Risk Committee, which is responsible for developing and monitoring the Group's risk management policies. The Committee reports regularly to the Board of Directors on its activities.
The Group's risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group's activities. The Group, through its training and management standards and procedures, aims to maintain a disciplined and constructive control environment in which all employees understand their roles and obligations.
The Group's Audit and Risk Committee oversees how management monitors compliance with the Group's risk management policies and procedures, and reviews the adequacy of the risk management framework in relation to the risks faced by the Group. The Group's Audit and Risk Committee is assisted in its oversight role by internal audit. Internal audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit and Risk Committee.
Credit risk
Trade and other receivables
The Group has a formal credit policy. Credit evaluations - when necessary - are performed on an ongoing basis. At the balance sheet date there were no significant concentrations of credit risk. In particular, the one client representing 10% each of the Tankers segment's total revenue in 2017 (see Note 2) only represented 0.03% of the total trade and other receivables at December 31, 2017 (2016: two clients representing 3.4%). The maximum exposure to credit risk is represented by the carrying amount of each financial asset.
The ageing of trade and other receivables is as follows:

(in thousands of USD)	2017	2016
Not past due	124,243	155,950
Past due 0-30 days	2,071	1,261
Past due 31-365 days	9,784	7,666
More than one year	699	1,465
Total trade and other receivables	136,797	166,342

Past due amounts are not impaired as collection is still considered to be likely and management is confident the outstanding amounts can be recovered. As at December 31, 2017 45.37% (2016: 55.72%) of the total trade and other receivables relate to TI Pool which are paid after completion of the voyages but which only deals with oil majors, national oil companies and other actors of the oil industry whose credit worthiness is very high. Amounts not past due are also with customers with very high credit worthiness and are therefore not impaired.
Non-current receivables mainly consist of shareholder's loans to joint ventures (see Note 10). As at December 31, 2017 and December 31, 2016, these receivables had no maturity date and were not impaired.
Cash and cash equivalents
The Group held cash and cash equivalents of USD 143.6 million at December 31, 2017 (2016: USD 206.7 million). The cash and cash equivalents are held with bank and financial institution counterparties, which are rated A- to AA+, based on rating agency S&P (see Note 12).
Derivatives
Derivatives are entered into with banks and financial institution counterparties, which are rated A- to AA+, based on rating agency S&P.
Guarantees
The Group's policy is to provide financial guarantees only for subsidiaries and joint ventures. At December 31, 2017, there were no outstanding guarantees towards joint ventures. The credit facilities of 2 joint ventures (see Note 25), in respect of which the Group had previously issued guarantees, expired in 2017.
Liquidity risk
Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group's approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group's reputation. The sources of financing are diversified and the bulk of the loans are irrevocable, long-term and maturities are spread over different years.
The following are the remaining contractual maturities of financial liabilities:

	Contractual cash flows December 31, 2016
(in thousands of USD)	Carrying Amount	Total	Less than 1 year	Between 1 and 5 years	More than 5 years
Non derivative financial liabilities
Bank loans (Note 15)	1,085,562	1,218,702	150,630	718,950	349,122
Current trade and other payables * (Note 17)	56,113	56,113	56,113	—	—
Non-current other payables (Note 17)	—	—	—	—	—
	1,141,675	1,274,815	206,743	718,950	349,122

Derivative financial liabilities
Interest rate swaps (Note 17)	—	—	—	—	—
Forward exchange contracts (Note 17)	—	—	—	—	—
	—	—	—	—	—

	Contractual cash flows December 31, 2017
	Carrying Amount	Total	Less than 1 year	Between 1 and 5 years	More than 5 years
Non derivative financial liabilities
Bank loans (Note 15)	848,710	1,009,508	83,039	750,722	175,747
Other borrowings (Note 15)	50,010	50,010	50,010	—	—
Current trade and other payables * (Note 17)	51,335	51,335	51,335	—	—
Non-current other payables (Note 17)	—	—	—	—	—
	950,055	1,110,853	184,384	750,722	175,747

Derivative financial liabilities
Interest rate swaps (Note 17)	—	—	—	—	—
Forward exchange contracts (Note 17)	—	—	—	—	—
	—	—	—	—	—
* Deferred income (see Note 17), which are not financial liabilities, are not included.
The Group has secured bank loans that contain loan covenants. A future breach of covenant may require the Group to repay the loan earlier than indicated in the above table. For more details on these covenants, please see "capital management" below.
The interest payments on variable interest rate loans in the table above reflect market forward interest rates at the reporting date and these amounts may change as market interest rates change. It is not expected that the cash flows included in the table above (the maturity analysis) could occur significantly earlier, or at significantly different amounts than stated above.
Market risk
Tanker market risk
The spot tanker freight market is a highly volatile global market and the Group cannot predict what the market will be. The Group has a strategy of operating the majority of its fleet on the spot market but tries to keep a certain part of the fleet under fixed time charter contracts. The proportion of vessels operated on the spot will vary according to the many factors affecting both the spot and fixed time charter contract markets.
Every increase (decrease) of 1,000 USD on the spot tanker freight market (VLCC and Suezmax) per day would have increased (decreased) profit or loss by the amounts shown below:

(effect in thousands of USD)	2017		2016		2015
	Profit or loss		Profit or loss		Profit or loss
	1,000 USD	1,000 USD	1,000 USD	1,000 USD	1,000 USD	1,000 USD
	Increase	Decrease	Increase	Decrease	Increase	Decrease
	13,420	(13,420)	14,140	(14,140)	12,972	(12,972)

Interest rate risk
Euronav interest rate management general policy is to borrow at floating interest rates based on LIBOR plus a margin. The Euronav Corporate Treasury Department monitors the Group's interest rate exposure on a regular basis. From time to time and under the responsibility of the Chief Financial Officer, different strategies to reduce the risk associated with fluctuations in interest rates can be proposed to Board of Directors for their approval. In the past the Group hedged part of its exposure to changes in interest rates on borrowings. All borrowings contracted for the financing of vessels are on the basis of a floating interest rate, increased by a margin. On a regular basis the Group may use various interest rate related derivatives (interest rate swaps, caps and floors) to achieve an appropriate mix of fixed and floating rate exposure as defined by the Group. On December 31, 2017, the Group had no such instruments in place.
At the reporting date the interest rate profile of the Group's interest-bearing financial instruments was:

(in thousands of USD)	2017	2016
FIXED RATE INSTRUMENTS
Financial assets	—	—
Financial liabilities	147,619	—
	147,619	—

VARIABLE RATE INSTRUMENTS
Financial liabilities	751,101	1,085,562
	751,101	1,085,562

Fair value sensitivity analysis for fixed rate instruments
The Group does not account for any fixed rate financial assets and liabilities at fair value through profit or loss, and the Group does not designate derivatives (interest rate swaps) as hedging instruments under a fair value hedge accounting model. Therefore a change in interest rates at the reporting date would not affect profit or loss nor equity as of that date.
Cash flow sensitivity analysis for variable rate instruments
A change of 50 basis points in interest rates at the reporting date would have increased (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant.

	Profit or Loss		Equity
	50 BP	50 BP	50 BP	50 BP
(effect in thousands of USD)	Increase	Decrease	Increase	Decrease
December 31, 2015
Variable rate instruments	(5,670)	5,670	—	—
Interest rate swaps	—	—	—	—
Cash Flow Sensitivity (Net)	(5,670)	5,670	—	—

December 31, 2016
Variable rate instruments	(5,315)	5,315	—	—
Interest rate swaps	—	—	—	—
Cash Flow Sensitivity (Net)	(5,315)	5,315	—	—

December 31, 2017
Variable rate instruments	(4,685)	4,685	—	—
Interest rate swaps	—	—	—	—
Cash Flow Sensitivity (Net)	(4,685)	4,685	—	—

Currency risk
The Company’s policy is to monitor its material non-functional currency transaction exposure so as to allow for natural coverage (revenues in the same currency than the expenses) whenever possible. When natural coverage is not deemed reasonably possible (for example for long term commitments), the Company manages its material non-functional currency transaction exposure on a case-by-case basis, either by entering into spot foreign currency transactions, foreign exchange forward, swap or option contracts, or by engaging a third party financial advisor with the purpose of managing the foreign exchange risk for us. The Group's exposure to currency risk is related to its operating expenses expressed in Euros and to Treasury Notes denominated in Euros. In 2017 about 16.5% (2016: 17.4% and 2015: 17.4%) of the Group's total operating expenses were incurred in Euros. Revenue and the financial instruments are expressed in USD only, except for instruments issued under the Treasury Notes Program (Note 15).

(in thousands of USD)	December 31, 2017		December 31, 2016			December 31, 2015
	EUR	USD	EUR		USD	EUR		USD
Trade payables	(7,891)	(11,383)	(8,725)		(9,383)	(9,913)		(13,121)
Operating expenses	(89,289)	(452,113)	(92,608)		(440,830)	(89,457)		(425,806)
Treasury Notes	(50,010)	—	—	—	—	—	—	—

For the average and closing rates applied during the year, we refer to Note 27.
In the past, Euronav had entered into an agreement with a third party financial advisor with the aim to manage the risk from adverse movements in EUR/USD exchange rates. The program used a financial trading strategy called Currency Overlay Management Strategy which managed the equivalent of EUR 40.0 million exposures on a yearly basis. The currency overlay manager conducted foreign-exchange hedging by selectively placing and removing hedges to achieve the objectives set by us. On July 29, 2016, Euronav terminated this agreement.
As such there is no impact of this program on the Group's consolidated statement of profit or loss for the year ending December 31, 2017 (2016: loss of USD 0.9 million and 2015: loss of USD 1.0 million).
Sensitivity analysis
A 10 percent strengthening of the EUR against the USD at December 31, would have increased (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant.

(in thousands of USD)	2017	2016	2015
Equity	211	532	473
Profit or loss	(7,113)	(10,025)	(9,565)

A 10 percent weakening of the EUR against the USD at December 31, would have had the equal but opposite effect to the amounts shown above, on the basis that all the other variables remain constant.
Master netting or similar agreements
The Group enters into derivative transactions under International Swaps and Derivatives Association (ISDA) master netting agreements. In general, under such agreements the amounts owned by each counterparty on a single day in respect of all transactions outstanding in the same currency are aggregated into a single net amount that is payable by one party to the other.
Capital management
Euronav is continuously optimizing its capital structure (mix between debt and equity). The main objective is to maximize shareholder value while keeping the desired financial flexibility to execute the strategic projects. Some of the Group's other key drivers when making capital structure decisions are pay-out restrictions and the maintenance of the strong financial health of the Group. Besides the statutory minimum equity funding requirements that apply to the Group's subsidiaries in the various countries, the Group is also subject to covenants in relation to some of its senior secured credit facilities:

•
an amount of current assets that, on a consolidated basis, exceeds current liabilities. Current assets may include undrawn amounts of any committed revolving credit facilities and credit lines having a maturity of more than one year;

•
an aggregate amount of cash, cash equivalents and available aggregate undrawn amounts of any committed loan of at least USD 50.0 million or 5% of the Group's total indebtedness (excluding guarantees), depending on the applicable loan facility, whichever is greater;

•	an amount of cash of at least USD 30.0 million; and

•	a ratio of Stockholders' Equity to Total Assets of at least 30%
Further, the Group's loan facilities generally include an asset protection clause whereby the fair market value of collateral vessels should be at least 125% of the aggregate principal amount outstanding under the respective loan.
The credit facilities discussed above also contain restrictions and undertakings which may limit the Group and the Group's subsidiaries' ability to, among other things:

•	effect changes in management of the Group's vessels;

•	transfer or sell or otherwise dispose of all or a substantial portion of the Group's assets;

•
declare and pay dividends (with respect to each of the Group's joint ventures, other than Seven Seas Shipping Limited, no dividend may be distributed before its loan agreement, as applicable, is repaid in full); and

•	incur additional indebtedness.
A violation of any of these financial covenants or operating restrictions contained in the credit facilities may constitute an event of default under these credit facilities, which, unless cured within the grace period set forth under the applicable credit facility, if applicable, or waived or modified by the Group's lenders, provides them with the right to, among other things, require the Group to post additional collateral, enhance equity and liquidity, increase interest payments, pay down indebtedness to a level where the Group is in compliance with loan covenants, sell vessels in the fleet, reclassify indebtedness as current liabilities and accelerate indebtedness and foreclose liens on the vessels and the other assets securing the credit facilities, which would impair the Group's ability to continue to conduct business.
Furthermore, certain of our credit facilities contain a cross-default provision that may be triggered by a default under one of our other credit facilities. A cross-default provision means that a default on one loan would result in a default on certain other loans. Because of the presence of cross-default provisions in certain of our credit facilities, the refusal of any one lender under our credit facilities to grant or extend a waiver could result in certain of our indebtedness being accelerated, even if our other lenders under our credit facilities have waived covenant defaults under the respective credit facilities. If our secured indebtedness is accelerated in full or in part, it would be very difficult in the current financing environment for us to refinance our debt or obtain additional financing and we could lose our vessels and other assets securing our credit facilities if our lenders foreclose their liens, which would adversely affect our ability to conduct our business.
As of December 31, 2017, December 31, 2016 and December 31, 2015, the Group was in compliance with all of the covenants contained in the debt agreements. With respect to the quantitative covenants as of December 31, 2017, as described above:

1.	current assets on a consolidated basis (including available credit lines of USD 607.4 million) exceeded current liabilities by USD 729.3 million

2.	aggregated cash was USD 751.0 million

3.	cash was USD 143.6 million

4.	ratio of Stockholders' Equity to Total Assets was 65.7%
In the course of 2017, the Company updated its dividend policy.

The Board has adopted the following current dividend payment policy: the Company intends to pay a minimum fixed dividend of at least USD 0.12 in total per share per year provided (a) the Company has in the view of management and the board, sufficient balance sheet strength and liquidity combined (b) with sufficient earnings visibility from fixed income contracts. In addition, if the results per share are positive and exceed the amount of the fixed dividend, that additional income* will be allocated to either: additional cash dividends, share buy-back, accelerated amortization of debt or the acquisition of vessels which we consider at that time to be accretive to shareholders’ value.

*Treatment of capital losses and capital gains
As part of its distribution policy Euronav will continue to include exceptional capital losses when assessing additional dividends but also continue to exclude exceptional capital gains when assessing additional dividend payments.
*Treatment of Deferred Tax Assets (DTA) and Deferred Tax Liabilities (DTL)
As part of its distribution policy Euronav will not include non-cash items affecting the results such as DTA or DTL.